Finance Income and Expenses - Schedule of Finance Income and Expenses (Parenthetical) (Details) - BRL (R$) R$ in Millions	1 Months Ended	12 Months Ended
	May 31, 2024	Dec. 31, 2024		Dec. 31, 2023	Dec. 31, 2022
Finance Income And Expenses
Monetary updating on PIS/Pasep and Cofins taxes credits over ICMS	R$ 411	R$ 392	[1]
Estimated update of the distributed generation credits		R$ 39

[1]

The interest of the tax credits related to PIS/Pasep and Cofins, arising from the exclusion of ICMS from its calculation basis, and the liability to be refunded to consumers is presented by net value. With the offsetting of the credits, the liability to be refunded to consumers exceeded the value of the credits to be received, generating a net financial expense for the comparative periods. With the adjustment of the liability, in May 2024, of R$411, the Company now has net financial income. For more information, see note 19.